FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Financial expenses:
Bank charges and other	$ 274	$ 277
Exchange rate expense, net	1,309	0
Total financial expenses	1,583	277
Financial income:
Exchange rate income, net	0	991
Interest income on deposits	29,272	16,781
Total financial income	29,272	17,772
Financial income (expenses), net	$ 27,689	$ 17,495